UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210 Vancouver, British Columbia,		V6C 2X8
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbols:	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed by City Office REIT, Inc. (the “Company”) on January 3, 2022 (the “Original Filing”) reporting the acquisition of the property known as Bloc 83, an approximately 495,000 square foot office complex in Raleigh, North Carolina, to include the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Property Acquired.

The following Statements of Revenues and Certain Expenses for Bloc 83 are set forth in Exhibit 99.1, which is incorporated herein by reference.

Report of Independent Auditors.

Statements of Revenues and Certain Expenses for the nine months ended September 30, 2021 and the year ended December 31, 2020.

Notes to Statements of Revenues and Certain Expenses for the nine months ended September 30, 2021 and the year ended December 31, 2020.

(b) Pro Forma Financial Information.

The following pro forma financial statements for the Company are set forth in Exhibit 99.2, which is incorporated herein by reference.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2021.

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2021 and the year ended December 31, 2020.

Unaudited Pro Forma Consolidated Statement of Comprehensive Income for the nine months ended September 30, 2021 and the year ended December 31, 2020.

Notes to Unaudited Pro Forma Consolidated Financial Statements.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Statements of Revenues and Certain Expenses for Bloc 83 for the nine months ended September 30, 2021 and the year ended December 31, 2020.

99.2	Unaudited Pro Forma Financial Information for the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: February 25, 2022	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer and Director